UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

SILVER HORN MINING LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-25097	65-0783722
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

101 Middlesex Turnpike, Suite 6
Burlington, Massachusetts
 (Address of principal executive offices) (zip code)

(646) 820-5493
(Registrant's telephone number, including area code)

EClips Media Technologies, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 26, 2011, the Can-Am Gold Corp. (“Can-Am”) delivered to Silver Horn Mining Ltd. (the “Company”) a quitclaim deed that conveyed to the Company all of Can-Am’s rights, title and interest in 36 unpatented lode mining claims located in Yavapai County, Arizona.  The Company paid Can-Am ten dollars ($10.00) as consideration for the quitclaim deed.  This description of the quitclaim deed is qualified by reference to the complete form of the quitclaim deed, which is filed as Exhibit 10.1 to this current report.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 25, 2011, the Company changed its name to “Silver Horn Mining Ltd.” from “EClips Media Technologies, Inc.”  The name change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging a newly-formed, wholly-owned subsidiary of the Company with and into the Company, with the Company as the surviving corporation in the merger. A copy of the Certificate of Ownership and Merger reflecting this merger and the name change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The merger had the effect of amending the Company’s Certificate of Incorporation to reflect the change in corporate name. Accordingly, Article FIRST of such document was amended to read in its entirety as follows:

“FIRST: The name of this Corporation is Silver Horn Mining Ltd.”

The Company’s bylaws were also amended to reflect the name change. A copy of the amended bylaws is attached hereto as Exhibit 3.2.

In connection with the name change, the Company’s common stock has been assigned a new CUSIP number of 827738 105 and the Company’s common stock held by shareholders to whom the Company had previously issued shares under Regulation S of the Securities Act of 1933 has been assigned a new CUSIP number of U8270T 109.

Effective April 27, 2011, the Company’s common stock began trading under a new symbol, “SILV” on the OTC Bulletin Board.  Until such date, its common stock traded under the symbol “EEMT”.  Stock certificates for outstanding shares of the Company are not affected by the name change. They continue to be valid and need not be exchanged.

Item 8.01	Other Events.

On April 29, 2011, the Company issued a press release announcing the quitclaim deed, the Company’s name change to “Silver Horn Mining Ltd.” from “EClips Media Technologies, Inc.” and the Company’s new stock symbol.  The press release is filed as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, as filed with the Delaware Secretary of State
3.2	Bylaws of Silver Horn Mining Ltd.
10.1	Quitclaim Deed
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER HORN MINING LTD.

Dated: April 29, 2011	By:	/s/ Glenn Kesner
Glenn Kesner Chief Executive Officer